Exhibit 99.1

For Immediate Release

LINCOLN EDUCATIONAL SERVICES CORPORATION ANNOUNCES
$30 MILLION SHARE REPURCHASE PROGRAM

PARSIPPANY, NEW JERSEY - May 24, 2022 – Lincoln Educational Services Corporation (Nasdaq: LINC) today announced that its Board of Directors has authorized a share repurchase program of up to $30 million of the Company’s outstanding common stock.  The repurchase program has been authorized for twelve months.

Purchases may be made, from time to time, in open-market transactions at prevailing market prices, in privately negotiated transactions or by other means as determined by the Company’s management and in accordance with applicable federal securities laws. The timing of purchases and the number of shares repurchased under the program will depend on a variety of factors including price, trading volume, corporate and regulatory requirements and market conditions. The Company expects to fund repurchases with its cash on hand and funds generated from its operations. Shares acquired through the repurchase program will be cancelled and returned to the status of authorized but unissued shares and may be used for general corporate purposes. The Company retains the right to limit, terminate or extend the share repurchase program at any time without prior notice.

“Our Board of Directors’ decision to authorize this share repurchase program reflects our continued confidence in our strategy to grow Lincoln while maximizing shareholder returns,” said Scott M. Shaw, President and Chief Executive Officer. “Our financial performance, near and long-term outlook, and returns from recent real estate transactions have combined to enable the creation of this opportunity to build shareholder value without compromising our ability to invest in key higher-growth opportunities to achieve further success, such as new programs and campuses.”

About Lincoln Educational Services Corporation

Lincoln Educational Services Corporation is a leading provider of diversified career-oriented post-secondary education. Marking 75 years of continuous operations, Lincoln offers recent high school graduates and working adults career-oriented programs in five principal areas of study: automotive technology, health sciences, skilled trades, business and information technology, and hospitality services. Lincoln has provided the workforce with skilled technicians since its inception in 1946.

Lincoln currently operates 22 campuses in 14 states under four brands: Lincoln Technical Institute, Lincoln College of Technology and Euphoria Institute of Beauty Arts and Sciences.  Lincoln also operates Lincoln Culinary Institutes in both Maryland and Connecticut.

For more information, go to lincolntech.edu.

Forward-Looking Statements

Statements in this press release and in oral statements made from time to time by representatives of Lincoln Educational Services Corporation regarding Lincoln’s business that are not historical facts, including those made in a conference call, may be “forward-looking statements” as that term is defined in the federal securities law. The words “may,” “will,” “expect,” “believe,” “anticipate,” “project,” “plan,” “intend,” “estimate,” and “continue,” and their opposites and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all.  Generally, these statements relate to business plans or strategies and projections involving anticipated revenues, earnings or other aspects of the Company’s operating results. Such forward-looking statements include the Company’s current belief that it is taking appropriate steps regarding the pandemic and that student growth will continue. The Company cautions you that these statements concern current expectations about the Company’s future performance or events and are subject to a number of uncertainties, risks and other influences many of which are beyond the Company’s control, that may influence the accuracy of the statements and the projects upon which the statements are based including, without limitation, impacts related to the COVID-19 pandemic, our inability to close on the sale of our Nashville campus; our failure to comply with the extensive regulatory framework applicable to our industry or our failure to obtain timely regulatory approvals in connection with acquisitions or a change of control of our Company; our success in updating and expanding the content of existing programs and developing new programs for our students in a cost-effective manner or on a timely basis; risks associated with changes in applicable federal laws and regulations; uncertainties regarding our ability to comply with federal laws and regulations, such as the 90/10 rule and prescribed cohort default rates; risks associated with the opening of new campuses; risks associated with integration of acquired schools; industry competition; our ability to execute our growth strategies; conditions and trends in our industry; the COVID-19 pandemic and its impact on our business and the U.S. and global economics; general economic conditions; and other factors discussed in the “Risk Factors” section of our Annual Reports and Quarterly Reports filed with the Securities and Exchange Commission.  All forward-looking statements are qualified in their entirety by this cautionary statement, and Lincoln undertakes no obligation to publicly revise or update any forward-looking statements, whether as a result of new information, future events or otherwise after the date hereof.

Contact Information:

Scott Shaw, CEO
Brian Meyers, CFO
973-736-9340

EVC GROUP LLC

Investor Relations: Michael Polyviou, mpolyviou@evcgroup.com, 732-933-2755
Media Relations: Tom Gibson, 201-476-0322